Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Joaquin F. Blaya, Chief Executive Officer of Radio Unica Corp. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.                                       The quarterly report on Form 10-Q of the Company for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2003.

/s/ Joaquin F. Blaya
Joaquin F. Blaya Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Radio Unica Communications Corp and will be retained by Radio Unica Corp. and furnished to the Securities and Exchange Commission or its staff upon request.